UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  January 15, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated December 1, 2002 providing for the issuance of ABFS Mortgage Loan Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-77054-35                13-3320910
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


11 Madison Avenue
New York, New York                                               10010
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002 ( the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, American Business Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee, Collateral Agent and Backup Servicer.

     On January 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 15, 2003 as Exhibit 99.1.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
ABFS Mortgage Loan Trust 2002-4
Mortgage Pass-Through  Certificates, Series 2002-4
----------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMorgan Chase Bank,
                              not in its individual capacity but solely as Trustee, Collateral Agent, and Backup Servicer under the Agreement referred to herein


Date:  January 21, 2003       By: /s/   Jennifer McCourt
                                 -----------------------------
                                     Jennifer McCourt
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                        ABFS MORTGAGE LOAN TRUST 2002-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                 January 15, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        330,600,000.00  330,600,000.00   1,242,805.98    1,219,914.00    2,462,719.98    0.00         0.00      329,357,194.02
M1         21,850,000.00   21,850,000.00           0.00      117,298.08      117,298.08    0.00         0.00       21,850,000.00
M2         18,050,000.00   18,050,000.00           0.00      111,654.29      111,654.29    0.00         0.00       18,050,000.00
B           5,700,000.00    5,700,000.00           0.00       40,907.00       40,907.00    0.00         0.00        5,700,000.00
R                   0.00            0.00           0.00            0.00            0.00    0.00         0.00                0.00
X                   0.00            0.00           0.00            0.00            0.00    0.00         0.00                0.00
TOTALS    376,200,000.00  376,200,000.00   1,242,805.98    1,489,773.37    2,732,579.35    0.00         0.00      374,957,194.02

AIO        99,800,000.00   99,800,000.00           0.00      332,666.67      332,666.67    0.00         0.00       99,800,000.00
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1      000759CZ1    1,000.00000000     3.75924374    3.69000000    7.44924374          996.24075626
M1      000759DB3    1,000.00000000     0.00000000    5.36833318    5.36833318        1,000.00000000
M2      000759DC1    1,000.00000000     0.00000000    6.18583324    6.18583324        1,000.00000000
B       000759DD9    1,000.00000000     0.00000000    7.17666667    7.17666667        1,000.00000000
TOTALS               1,000.00000000     3.30357783    3.96005680    7.26363464          996.69642217

AIO     000759DA5    1,000.00000000     0.00000000    3.33333337    3.33333337        1,000.00000000
------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1                       4.428000 %      4.428000 %
M1                       6.442000 %      6.442000 %
M2                       7.423000 %      7.423000 %
B                        8.612000 %      8.612000 %
AIO                      4.000000 %      4.000000 %
--------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                              Joseph M. Costantino
                             JPMorgan Chase Bank -
                               450 W. 33rd St, ,
                            New York, New York 10001
                              Tel: (212) 623-5435
                              Fax: (212)
                    Email: Joseph.M.Costantino@JPMorgan.com


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
